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EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Printware, Inc. on Form S-8 relating to the 1996 Stock Plan of our report dated January 23, 1998, appearing in the Annual Report on Form 10-K of Printware, Inc. for the year ended December 31, 1997.


                                                DELOITTE & TOUCHE LLP

                                                /s/ Deloitte & Touche LLP

Minneapolis, Minnesota
June 17, 1998